ORCHID ISLAND CAPITAL ANNOUNCES FIRST QUARTER 2022 RESULTS
VERO BEACH, Fla. (April 28, 2022) – Orchid Island Capital, Inc. (NYSE:ORC) ("Orchid” or

the "Company"), a real estate investment
trust ("REIT"), today announced results of operations for the three month period ended

March 31, 2022.
First Quarter 2022 Highlights
●
Net loss of $148.7 million, or $0.84 per common share, which consists of:
●
Net interest income of $39.2 million, or $0.22 per common share
●
Total

expenses of $4.7 million, or $0.03 per common share
●
Net realized and unrealized losses of $183.2 million, or $1.04 per common share,

on RMBS and derivative instruments,
including net interest expense on interest rate swaps
●
First quarter total dividends declared and paid of $0.155 per common share
●
Book value per common share of $3.34 at March 31, 2022
●
Total

return of (19.5)%,

comprised of $0.155 dividend per common share and $1.00 decrease in book value per common
share, divided by beginning book value per common share
●
Company to discuss results on Friday, April 29, 2022, at 10:00 AM ET
●
Supplemental materials to be discussed on the call can be downloaded from the investor relations section of the Company’s
website at https://ir.orchidislandcapital.com
Management Commentary
Commenting on the first quarter results, Robert E. Cauley, Chairman and Chief Executive Officer, said, “The first quarter of 2022 was a period of rapid transition on the part of Federal Reserve (the “Fed”)

policy makers.

As 2021 came to a close, the Fed was
preparing to slowly remove the emergency monetary policy in place since the onset of the COVID-19 pandemic in early 2020 but
concluded in the first quarter of 2022 that the accommodative policy needed to be removed very quickly.

This process has continued
into the second quarter of 2022 as well.

Fed speakers uniformly cite the need to get the policy rate (the “Fed Funds”

rate) to neutral by
the end of 2022.

The neutral rate is generally considered to be approximately 2.50% to 2.75%.

This means the Fed has to increase
the Fed Funds rate by 225-250 basis points in the next 8 months.

Interest rates across the yield curve have increased by

over 150
basis points on the front of the curve, and by over 80 basis points in the case of the 10-year U.S. treasury note during the first quarter of 2022. The shape of the curve has flattened materially, and we have already seen the spread between the 2-year and 10-year, as well as the spread between the 5-year and 30-year, points go negative for brief periods. Inflation, which has been accelerating since
the second quarter of 2021, has accelerated even further.

The war in Ukraine caught the world by surprise, and western countries reacted by imposing numerous sanctions as well as boycotts of various

Russian goods.

Coupled with the disruption in activity in
Ukraine itself, which is one of the world’s leading suppliers of food and many other commodities, the war has proven to be a substantial
source of inflationary pressure.

COVID-19 induced lock-downs across China have exacerbated supply chain issues that were
pervasive already.

As inflation has accelerated to levels not seen since the early 1980s – both in the

U.S. and across the globe –
growth has remained very strong, especially so in the U.S.

The Fed is clearly signaling a rapid removal of accommodation, which may
even involve outright sales from its SOMA portfolio.
“The impact of these developments on the Agency RMBS market was profound and rapid.

Levered RMBS investors such as Orchid
that invest solely in the Agency RMBS market have limited options to avoid these headwinds.

However, we took advantage of every
option we had to minimize the impact and are well positioned to take advantage of the opportunities in the Agency RMBS market that
will exist when the market stabilizes.

We repositioned our hedge positions, and we have reduced the size of the portfolio through

ORC Announces First Quarter 2022 Results

April 28, 2022
outright asset sales and retaining cash received from our monthly paydowns.

Our leverage ratio declined from 8.1 to one at the end of
2021 to 7.5 to one at the end of the first quarter of 2022, and is even lower today. We have increased the allocation to the structured
securities, interest only portfolio. We have maintained ample liquidity at all times and retained cash balances equal to approximately
50% of our shareholders equity throughout.

We took the painful step of reducing our dividend in response to the compression of the gap between our funding costs and asset yields. This step was unavoidable,

but we look forward to the return of a more generous
funding gap in the future.

In the interim, we will continue to seek to preserve our liquidity and minimize the impact of the volatile market
on our portfolio so that we are able to take advantage of more favorable market conditions when they arise.

Periods such as this are
always difficult, but we know from navigating through many such episodes in the past that the key is to preserve Orchid’s liquidity
above all else to ensure the Company is able to take advantage of the favorable market conditions that will exist when it ends.

Once
again, we intend to do just that.”
Details of First Quarter 2022 Results of Operations

The Company reported net loss of $148.7 million for the three month period ended

March 31, 2022, compared with net loss of
$29.4 million for the three month period ended March 31, 2021. The Company decreased its Agency RMBS portfolio over the course of
the first quarter of 2022. Interest income on the portfolio in the first quarter was down approximately $2.6 million from the fourth quarter
of 2021. The yield on our average MBS increased from 2.93% in the fourth quarter of

2021 to 3.02% for the first quarter of 2022,
repurchase agreement borrowing costs increased from 0.14% for the fourth quarter of 2021 to 0.20% for the first quarter of 2022, and
our net interest spread increased from 2.79% in the fourth quarter of 2021 to 2.82%

in the first quarter of 2022.

Book value decreased by $1.00 per share in the first quarter of 2022. The decrease in book value reflects our net loss of $0.84 per
share and the dividend distribution of $0.155 per share. The Company recorded net realized and unrealized losses of $1.04 per share
on Agency RMBS assets and derivative instruments, including net interest expense on interest rate swaps.

Prepayments
For the quarter ended March 31, 2022, Orchid received $157.1 million in scheduled and unscheduled principal repayments and
prepayments, which equated to a 3-month constant prepayment rate (“CPR”) of approximately

10.7%. Prepayment rates on the two
RMBS sub-portfolios were as follows (in CPR):
Structured
PT RMBS RMBS Total
Three Months Ended Portfolio (%) Portfolio (%) Portfolio (%)
March 31, 2022 8.1 19.5 10.7
December 31, 2021 9.0 24.6 11.4
September 30, 2021 9.8 25.1 12.4
June 30, 2021 10.9 29.9 12.9
March 31, 2021 9.9 40.3 12.0

ORC Announces First Quarter 2022 Results

April 28, 2022
Portfolio
The following tables summarize certain characteristics of Orchid’s PT RMBS (as defined below) and structured RMBS as of March
31, 2022 and December 31, 2021:

($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
March 31, 2022
Fixed Rate RMBS $ 4,372,517 95.5% 3.01% 336 1-Dec-51
Interest-Only Securities 206,617 4.5% 3.42% 257 25-Jan-52
Inverse Interest-Only Securities 1,460 0.0% 3.75% 297 15-Jun-42
Total Mortgage Assets $ 4,580,594 100.0% 3.11% 318 25-Jan-52
December 31, 2021
Fixed Rate RMBS $ 6,298,189 96.7% 2.93% 342 1-Dec-51
Interest-Only Securities 210,382 3.2% 3.40% 263 25-Jan-52
Inverse Interest-Only Securities 2,524 0.1% 3.75% 300 15-Jun-42
Total Mortgage Assets $ 6,511,095 100.0% 3.03% 325 25-Jan-52
($ in thousands)
March 31, 2022 December 31, 2021
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 3,016,954 65.9% $ 4,719,349 72.5%
Freddie Mac 1,563,640 34.1% 1,791,746 27.5%
Total Portfolio $ 4,580,594 100.0% $ 6,511,095 100.0%
March 31, 2022 December 31, 2021
Weighted Average Pass-through Purchase Price $ 107.82 $ 107.19
Weighted Average Structured Purchase Price $ 15.25 $ 15.21
Weighted Average Pass-through Current Price $ 98.85 $ 105.31
Weighted Average Structured Current Price $ 15.61 $ 14.08
Effective Duration
(1)
4.890 3.390
(1)
Effective duration of 4.890 indicates that an interest rate increase of

1.0% would be expected to cause a 4.890% decrease in the value of the
RMBS in the Company’s investment portfolio at March 31, 2022.

An effective duration of 3.390 indicates that an interest rate increase of 1.0%
would be expected to cause a 3.390% decrease in the value of the RMBS in the Company’s investment portfolio at December 31, 2021.

These
figures include the structured securities in the portfolio, but do not include the effect of the Company’s funding cost hedges.

Effective duration
quotes for individual investments are obtained from The Yield

Book, Inc.

ORC Announces First Quarter 2022 Results

April 28, 2022
Financing, Leverage and Liquidity
As of March

31, 2022,

the Company

had outstanding

repurchase

obligations

of approximately

$4,464.1

million with

a net weighted
average borrowing

rate of 0.37%.

These agreements

were collateralized

by RMBS

with a fair

value, including

accrued interest,

of
approximately

$4,591.7

million and

cash pledged

to counterparties

of approximately

$113.6 million.

The Company’s

leverage

ratio at
March 31,

2022 was

7.8 to 1.

At March 31,

2022, the

Company’s liquidity

was approximately

$301.0 million,

consisting

of
cash and

cash
equivalents

and unpledged

RMBS (not

including

unsettled

securities

purchases).

To enhance our liquidity

even further,

we may pledge
more of our

structured

RMBS as part

of a repurchase

agreement

funding,

but retain

the cash in

lieu of acquiring

additional

assets.

In this
way we can,

at a modest

cost, retain

higher levels

of cash on

hand and

decrease

the likelihood

we will have

to sell assets

in a distressed
market in

order to

raise cash.

Below is

a list of

our outstanding

borrowings

under repurchase

obligations

at March

31, 2022.

($ in thousands)
Weighted Weighted
Total Average Average
Outstanding % of Borrowing Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
in Days
J.P.

Morgan Securities LLC
$ 390,917 8.6% 0.35% $ 21,978 12
Merrill Lynch, Pierce, Fenner & Smith Inc. 376,951 8.4% 0.29% 17,755 15
ABN AMRO Bank N.V. 357,326 8.0% 0.33% 10,722 12
Mitsubishi UFJ Securities (USA), Inc. 326,430 7.3% 0.50% 28,594 35
Cantor Fitzgerald & Co. 315,791 7.1% 0.38% 17,003 27
ED&F Man Capital Markets Inc. 282,992 6.3% 0.27% 15,059 17
Mirae Asset Securities (USA) Inc. 263,899 5.9% 0.32% 11,986 58
RBC Capital Markets, LLC 247,015 5.5% 0.37% 7,996 17
Goldman Sachs & Co. LLC 238,179 5.3% 0.44% 20,101 24
ING Financial Markets LLC 221,203 5.0% 0.40% 9,495 35
ASL Capital Markets Inc. 199,024 4.5% 0.38% 10,575 18
Santander Bank, N.A. 189,837 4.3% 0.38% 10,178 21
Citigroup Global Markets, Inc. 182,158 4.1% 0.39% 9,828 20
Nomura Securities International, Inc. 176,167 3.9% 0.38% 6,845 17
Daiwa Capital Markets America, Inc. 173,083 3.9% 0.39% 7,437 18
Wells Fargo Bank, N.A. 132,026 3.0% 0.35% 7,124 14
BMO Capital Markets Corp. 124,021 2.8% 0.42% 8,196 18
Austin Atlantic Asset Management Co. 87,245 2.0% 0.39% 4,605 6
Lucid Cash Fund USG LLC 82,630 1.9% 0.42% 7,969 14
South Street Securities, LLC 65,571 1.5% 0.37% 3,652 18
StoneX Financial Inc. 27,648 0.6% 0.19% 1,674 19
Mizuho Securities USA, Inc. 3,996 0.1% 0.90% 1,352 12
Total / Weighted

Average
$ 4,464,109 100.0% 0.37% $ 240,124 22
(1)
Equal to the

sum of the fair

value of securities

sold,

accrued interest

receivable and

cash posted as

collateral (if

any), minus

the sum of repurchase
agreement liabilities,

accrued interest

payable and

the fair value

of securities

posted by the

counterparties

(if any).

ORC Announces First Quarter 2022 Results

April 28, 2022
Hedging
In connection

with its

interest

rate risk

management

strategy, the

Company economically

hedges a

portion of

the cost of

its
repurchase

agreement

funding against

a rise in

interest

rates by

entering

into derivative

financial

instrument

contracts.

The Company

has
not elected

hedging treatment

under U.S.

generally

accepted accounting

principles

(“GAAP”)

in order

to align the

accounting

treatment

of
its derivative

instruments

with the

treatment

of its portfolio

assets under

the fair

value option

election.

As such,

all gains

or losses

on these
instruments

are reflected

in earnings

for all periods

presented.

At March

31, 2022,

such instruments

were comprised

of Treasury

note (“T-
Note”) futures

contracts,

interest rate

swap agreements,

and interest

rate swaption

agreements.

The table

below presents

information

related to

the Company’s

T-Note futures

contracts

at March

31, 2022.

($ in thousands)
Average Weighted Weighted
Contract Average Average
Notional Entry Effective Open
Expiration Year Amount Rate Rate Equity
(1)
Treasury Note Futures Contracts (Short

Positions)
(2)
June 2022 5-year T-Note futures
(Jun 2022 - Jun 2027 Hedge Period) $ 1,194,000 2.25% 2.83% 32,928
June 2022 10-year Ultra futures
(Jun 2022 - Jun 2032 Hedge Period) $ 270,000 1.68% 2.06% $ 10,983
(1)
Open equity represents the cumulative gains (losses) recorded on open futures positions from inception.
(2)
5-Year T-Note

futures contracts were valued at a price of $114.69

at March 31, 2022.

The contract values of the short positions were $1,369.4
million at March 31, 2022. 10-Year

Ultra futures contracts were valued at a price of $135.47 at March 31, 2022.

The contract value of the short
position was $365.8 million at March 31, 2022.
The table

below presents

information

related to

the Company’s

interest

rate swap

positions

at March

31, 2022.
($ in thousands)
Average Net
Fixed Average Estimated Average
Notional Pay Receive Fair Maturity
Expiration Amount Rate Rate Value (Years)
> 3 to ≤ 5 years $ 300,000 0.95% 0.93% 18,138 4.0
> 5 years 1,100,000 1.51% 0.37% 47,056 7.0
$ 1,400,000 1.39% 0.49% $ 65,194 6.3

ORC Announces First Quarter 2022 Results

April 28, 2022
The following

table presents

information

related to

our interest

rate swaption

positions

as of March

31, 2022.
($ in thousands)
Option Underlying Swap
Weighted Average Weighted
Average Average Adjustable Average
Fair Months to Notional Fixed Rate Term
Expiration Cost Value Expiration Amount Rate (LIBOR) (Years)
Payer Swaptions - long
≤ 1 year $ 31,905 $ 33,040 11.3 $ 1,282,400 2.44% 3 Month 11.3
>1 year ≤ 2 years 15,300 27,322 18.8 728,400 2.52% 3 Month 10.0
$ 47,205 $ 60,362 14.0 $ 2,010,800 2.47% 3 Month 10.8
Payer Swaptions - short
≤ 1 year $ (19,540) $ (25,535) 5.8 $ (1,433,000) 2.47% 3 Month 10.8
The following

table presents

information

related to

our interest

cap positions

as of March

31, 2022.
($ in thousands)
Net
Strike Estimated
Notional Swap Curve Fair
Expiration Amount Cost Rate Spread Value
February 8, 2024 $ 200,000 $ 2,350 0.09% 10Y2Y $ 1,354
Dividends
In addition to other requirements that must be satisfied to qualify as a REIT, we must pay annual dividends to our stockholders of at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital
gains. We intend to pay regular monthly dividends to our stockholders and have declared the following dividends since our February
2013 IPO.
(in thousands, except per share data)
Year
Per Share
Amount Total
2013 $ 1.395 $ 4,662
2014 2.160 22,643
2015 1.920 38,748
2016 1.680 41,388
2017 1.680 70,717
2018 1.070 55,814
2019 0.960 54,421
2020 0.790 53,570
2021 0.780 97,601
2022 - YTD
(1)
0.200 35,484
Totals $ 12.635 $ 475,048
(1)
On April 13, 2022, the Company declared a dividend of $0.045 per share to be paid on May 27, 2022.

The effect of this dividend is included in
the table above but is not reflected in the Company’s financial statements as of March 31, 2022.

ORC Announces First Quarter 2022 Results

April 28, 2022
Peer Performance
The tables below present total return data for Orchid compared to a selected group of peers based on stock price performance for
periods through March 31, 2022 and based on book value performance for periods through December 31, 2021.
Portfolio Total Rate of

Return Versus Peer Group Average

- Stock Price Performance
ORC Spread
ORC Over / (Under)
Total Rate Peer Peer
of Return
(1)
Average
(1)(2)
Average
(3)
Year to Date (1/1/2022

- 3/31/2022)
(24.6)% (7.1)% (17.5)%
One Year Total

Return
(36.6)% (15.9)% (20.7)%
Two Year

Total Return
49.5% 64.6% (15.1)%
Three Year Total

Return
(20.3)% (19.6)% (0.7)%
Five Year Total

Return
(28.6)% (11.2)% (17.4)%
Inception to Date (2/28/2013 - 3/31/2022)
(4)
(6.1)% 1.7% (7.8)%
Source: SEC filings and press releases

of Orchid and Peer Group
(1)
Source of total rate of return for each period is the Bloomberg COMP page and includes reinvested dividends for each period noted.
(2)
The peer average is the unweighted, simple, average of the total rate of return for each of the following companies in each respective
measurement period: AGNC, NLY,

ANH, AAIC, ARR, CMO, CHMI, DX and IVR.
(3)
Represents the total rate of return for Orchid minus peer average in each respective measurement period.

(4)
Orchid completed its Initial Public Offering on February 13,

2013. We have elected to start the comparison with Orchid’s first full month of
operations.
Portfolio Total Rate of

Return Versus Peer Group Average

- Book Value Performance
ORC Spread
ORC Over / (Under)
Total Rate Peer Peer
of Return
(1)
Average
(1)(2)
Average
(3)
One Year Total

Return
(6.4)% (4.8)% (1.6)%
Two Year

Total Return
(5.2)% (17.0)% 11.8%
Three Year Total

Return
0.5% (9.6)% 10.1%
Five Year Total

Return
(6.6)% (5.4)% (1.2)%
Inception to Date (3/31/2013 - 12/31/2021)
(4)
10.5% (4.0)% 14.5%
Source: SEC filings and press releases

of Orchid and Peer Group
(1)
Total rate

of return for each period is change in book value per share over the period plus dividends per share declared divided by the book
value per share at the beginning of the period.
(2)
The peer average is the unweighted, simple, average of the total rate of return for each of the following companies in each respective
measurement period: AGNC, NLY,

ANH, AAIC, ARR, CMO, CHMI, DX and IVR.
(3)
Represents the total rate of return for Orchid minus peer average in each respective measurement period.
(4)
Peer book values are not available for Orchid’s true inception date

(2/13/2013). Because all peer book values are not available as of

Orchid’s
inception date (2/13/2013), the starting point for Orchid and all of the peer companies is 3/31/2013.
Book Value Per Share
The Company's book

value per share

at March 31,

2022 was $3.34.

The Company computes book

value per share

by dividing
total stockholders' equity by

the total number of

shares outstanding of the

Company's common stock.

At March 31, 2022,

the Company's
stockholders' equity was $592.4 million with 177,117,186 shares of common stock outstanding.

ORC Announces First Quarter 2022 Results

April 28, 2022
Capital Allocation and Return on Invested Capital
The Company allocates capital to two RMBS sub-portfolios, the pass-through

RMBS portfolio, consisting of mortgage pass-through
certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae (the “GSEs”) and

collateralized mortgage obligations (“CMOs”) issued
by the GSEs (“PT RMBS”), and the structured RMBS portfolio, consisting of interest-only (“IO”) and inverse interest-only (“IIO”)
securities.

As of December 31, 2021, approximately 70% of the Company’s investable capital (which consists of equity in pledged PT
RMBS, available cash and unencumbered assets) was deployed in the PT RMBS portfolio.

At March 31, 2022, the allocation to the PT
RMBS portfolio decreased by 8% to approximately 62%.
The table below details the changes to the respective sub-portfolios during the quarter.

(in thousands)
Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Market value - December 31, 2021 $ 6,298,189 $ 210,382 $ 2,524 $ 212,906 $ 6,511,095
Securities sold (1,401,012) (12,029) - (12,029) (1,413,041)
(Losses) Gains on sales (51,795) 709 - 709 (51,086)
Return of investment n/a (10,205) (251) (10,456) (10,456)
Pay-downs (146,653) n/a - n/a (146,653)
Premium lost due to pay-downs (8,431) n/a - n/a (8,431)
Mark to market (losses) gains (317,781) 17,760 (813) 16,947 (300,834)
Market value - March 31, 2022 $ 4,372,517 $ 206,617 $ 1,460 $ 208,077 $ 4,580,594
The tables below present the allocation of capital between the respective portfolios at March 31, 2022 and December 31, 2021,
and the return on invested capital for each sub-portfolio for the three month period ended March 31, 2022.

The return on invested
capital in the PT RMBS and structured RMBS portfolios was approximately (32.4)%

and 9.1%, respectively, for the first quarter of 2022.

The combined portfolio generated a return on invested capital of approximately (20.1)%.
($ in thousands)
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
March 31, 2022
Market value $ 4,372,517 $ 206,617 $ 1,460 $ 208,077 $ 4,580,594
Cash 427,445 - - - 427,445
Borrowings
(1)
(4,464,109) - - - (4,464,109)
Total $ 335,853 $ 206,617 $ 1,460 $ 208,077 $ 543,930
% of Total 61.7% 38.0% 0.3% 38.3% 100.0%
December 31, 2021
Market value $ 6,298,189 $ 210,382 $ 2,524 $ 212,906 $ 6,511,095
Cash 450,442 - - - 450,442
Borrowings
(2)
(6,244,106) - - - (6,244,106)
Total $ 504,525 $ 210,382 $ 2,524 $ 212,906 $ 717,431
% of Total 70.3% 29.3% 0.4% 29.7% 100.0%

ORC Announces First Quarter 2022 Results

April 28, 2022
(1)
At March 31, 2022, there were outstanding repurchase agreement balances of $157.1 million secured by IO securities and $1.4 million secured
by IIO securities.

We entered into these arrangements to generate additional cash available to meet margin calls on PT RMBS; therefore, we
have not considered these balances to be allocated to the structured securities strategy
.
(2)
At December 31, 2021, there were outstanding repurchase agreement balances of $159.0 million secured by IO securities
and $2.0 million
secured by IIO securities.

We entered into these arrangements to generate additional

cash available to meet margin calls on PT RMBS;
therefore, we have not considered these balances to be allocated to the structured securities strategy.
($ in thousands)
Returns for the Quarter Ended March 31, 2022
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Income (net of borrowing cost) $ 37,411 $ 1,654 $ 137 $ 1,791 $ 39,202
Realized and unrealized (losses) / gains (378,704) 18,469 (813) 17,656 (361,048)
Derivative gains 177,816 n/a n/a n/a 177,816
Total Return $ (163,477) $ 20,123 $ (676) $ 19,447 $ (144,030)
Beginning Capital Allocation $ 504,525 $ 210,382 $ 2,524 $ 212,906 $ 717,431
Return on Invested Capital for the Quarter
(1)
(32.4)% 9.6% (26.8)% 9.1% (20.1)%
Average Capital Allocation
(2)
$ 420,189 $ 208,500 $ 1,992 $ 210,492 $ 630,681
Return on Average Invested Capital for the Quarter
(3)
(38.9)% 9.7% (33.9)% 9.2% (22.8)%
(1)
Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.
(2) Calculated using two data points, the Beginning and Ending Capital Allocation balances.
(3)
Calculated by dividing the Total

Return by the Average Capital Allocation, expressed as a percentage.
Stock Offerings
On October 29, 2021, we entered into an equity distribution agreement (the “October

2021 Equity Distribution Agreement”) with
four sales agents pursuant to which we may offer and sell, from time to time, up to an aggregate amount of $250,000,000 of shares of
our common stock in transactions that are deemed to be “at the market” offerings and privately negotiated transactions. Through March
31, 2022, we issued a total of 15,835,700 shares under the October 2021

Equity Distribution Agreement for aggregate gross proceeds
of approximately $78.3 million, and net proceeds of approximately $77.0 million,

after commissions and fees. We did not issue any
shares under the October 2021 Equity Distribution Agreement during the three months ended March 31, 2022.
Stock Repurchase Program
On July 29, 2015, the Company’s Board of Directors authorized the repurchase of up to 2,000,000 shares of our common stock.
The timing, manner, price and amount of any repurchases is determined by the Company in its discretion and is subject to economic
and market conditions, stock price, applicable legal requirements and other factors.

The authorization does not obligate the Company
to acquire any particular amount of common stock and the program may be suspended or discontinued at the Company’s discretion
without prior notice. On February 8, 2018, the Board of Directors approved an increase in the stock repurchase program for up to an
additional 4,522,822 shares of the Company’s common stock. Coupled with the

783,757 shares remaining from the original 2,000,000
share authorization, the increased authorization brought the total authorization to 5,306,579 shares, representing 10% of the
Company’s then outstanding share count. On December 9, 2021, the Board of Directors approved an increase in the number of shares
of the Company’s common stock available in the stock repurchase program for up to an additional 16,861,994 shares, bringing the
remaining authorization under the stock repurchase program to 17,699,305 shares,

representing approximately 10% of the Company’s
then outstanding shares of common stock. This stock repurchase program has no termination date.

ORC Announces First Quarter 2022 Results

April 28, 2022
From the inception of the stock repurchase program through March 31, 2022, the Company repurchased a total of 5,685,511
shares at an aggregate cost of approximately $40.4 million, including commissions and fees, for a weighted average price of $7.10 per
share. The Company did not repurchase any shares of its common stock during the three months ended March 31, 2022 or the year
ended December 31, 2021.
Earnings Conference Call Details
An earnings conference call and live audio webcast will be hosted Friday, April 29, 2022, at 10:00 AM ET.

The conference call
may be accessed by dialing toll free (888) 510-2536. The conference passcode is 8493186.

The supplemental materials may be
downloaded from the investor relations section of the Company’s website at https://ir.orchidislandcapital.com. A live audio webcast of
the conference call can be accessed via the investor relations section of the Company’s website at https://ir.orchidislandcapital.com, and an audio archive of the webcast will be available until May 29, 2022.
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and our portfolio consists of, two categories of Agency RMBS:

(i) traditional pass-through Agency RMBS, such as
mortgage pass-through certificates, and CMOs issued by the GSEs, and

(ii) structured Agency RMBS, such as IOs, IIOs and principal only securities, among other types of structured Agency RMBS. Orchid is managed by

Bimini Advisors, LLC, a registered investment
adviser with the Securities and Exchange Commission.
Forward Looking Statements
Statements herein relating to matters that are not historical facts, including,

but not limited to statements regarding interest rates,
liquidity, pledging of our structured RMBS, funding levels and spreads, prepayment speeds, portfolio positioning and repositioning, hedging levels, dividends, growth, the supply and demand for Agency RMBS,

the effect of actual or expected actions of foreign
governments or of the U.S. government, including the Federal Reserve, market expectations,

future opportunities and prospects of the
Company, the stock repurchase program and general economic conditions, are forward-looking statements as defined in the Private
Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements are based on information
available at the time and on management's good faith belief with respect to future events, and are subject to risks and uncertainties that
could cause actual performance or results to differ materially from those expressed in such forward-looking statements. Important
factors that could cause such differences are described in Orchid Island Capital, Inc.'s filings with the Securities and Exchange
Commission, including its most recent Annual Report on Form 10-K and Quarterly

Reports on Form 10-Q. Orchid Island Capital, Inc.
assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other
factors affecting forward-looking statements.
CONTACT:
Orchid Island Capital, Inc.
Robert E. Cauley, 772-231-1400
Chairman and Chief Executive Officer
https://ir.orchidislandcapital.com

ORC Announces First Quarter 2022 Results

April 28, 2022
Summarized

Financial

Statements
The following

is a summarized

presentation

of the unaudited

balance sheets

as of March

31, 2022,

and December

31, 2021,

and the
unaudited

quarterly

statements

of operations

for the three

months ended

March 31,

2022 and

2021. Amounts

presented

are subject

to
change.
ORCHID ISLAND CAPITAL, INC.
BALANCE SHEETS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
March 31, 2022 December 31, 2021
ASSETS:
Mortgage-backed securities $ 4,580,594 $ 6,511,095
U.S. Treasury Notes 36,477 37,175
Cash, cash equivalents and restricted cash 427,445 450,442
Accrued interest receivable 14,853 18,859
Derivative assets, at fair value 126,910 50,786
Other assets 1,153 320
Total Assets $ 5,187,432 $ 7,068,677
LIABILITIES AND STOCKHOLDERS' EQUITY
Repurchase agreements $ 4,464,109 $ 6,244,106
Dividends payable 7,996 11,530
Derivative liabilities, at fair value 25,535 7,589
Accrued interest payable 1,018 788
Due to affiliates 1,066 1,062
Other liabilities 95,290 35,505
Total Liabilities 4,595,014 6,300,580
Total Stockholders' Equity
592,418 768,097
Total Liabilities

and Stockholders' Equity
$ 5,187,432 $ 7,068,677
Common shares outstanding 177,117,186 176,993,049
Book value per share $ 3.34 $ 4.34

ORC Announces First Quarter 2022 Results

April 28, 2022
ORCHID ISLAND CAPITAL, INC.
STATEMENTS

OF OPERATIONS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
Three Months Ended March 31,
2022 2021
Interest income $ 41,857 $ 26,856
Interest expense (2,655) (1,941)
Net interest income 39,202 24,915
Losses on RMBS and derivative contracts (183,232) (50,791)
Net portfolio loss (144,030) (25,876)
Expenses 4,697 3,493
Net loss
$ (148,727) $ (29,369)
Basic net loss per share $ (0.84) $ (0.34)
Diluted net loss per share
$ (0.84) $ (0.34)
Weighted Average Shares Outstanding 176,997,566 85,344,954
Dividends Declared Per Common Share:
$ 0.155 $ 0.195
Three Months Ended March 31,
Key Balance Sheet Metrics 2022 2021
Average RMBS
(1)
$ 5,545,844 $ 4,032,716
Average repurchase agreements
(1)
5,354,107 3,888,633
Average stockholders' equity
(1)
680,258 440,733
Leverage ratio
(2)
7.8:1 9.1:1
Key Performance Metrics
Average yield on RMBS
(3)
3.02% 2.66%
Average cost of funds
(3)
0.20% 0.20%
Average economic cost of funds
(4)
0.29% 0.62%
Average interest rate spread
(5)
2.82% 2.46%
Average economic interest rate spread
(6)
2.73% 2.04%
(1)
Average RMBS, borrowings and stockholders’ equity balances are calculated using two data points, the beginning and ending balances.

(2)
The leverage ratio is calculated by dividing total ending liabilities by ending stockholders’ equity.

(3)
Portfolio yields and costs of funds are calculated based on the average balances of the underlying investment portfolio/borrowings balances
and are annualized for the quarterly periods presented.
(4)
Represents the interest cost of our borrowings and the effect of derivative agreements attributed to the period related to hedging activities, divided by average borrowings.

(5)
Average interest rate spread is calculated by subtracting average cost of funds from average yield on RMBS.
(6)
Average economic interest rate spread

is calculated by subtracting average economic cost of funds from average yield on

RMBS.